UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 1, 2005

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	920088

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry Into a Material Definitive Agreement.

     On February 1, 2005, Phoenix Footwear Group, Inc. and Manufacturers and Traders Trust Company entered into Amendment Number 1 (the “Amendment”) to the Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 19, 2004 (the “Credit Agreement”) between Phoenix and the bank. The Amendment, among other things, establishes a $4 million overline credit facility in addition to the $18 million revolving credit facility already existing under the Credit Agreement. The overline credit facility expires on May 30, 2005 and all borrowings under that facility are due and payable on that date. Until May 30, 2005, Phoenix’s combined availability under the overline credit facility and revolving credit facility will be $22 million (subject to a borrowing base formula). The Amendment revises the borrowing base formula to remove until May 30, 2005 the inventory caps which had applied to each of Phoenix’s product lines. The Amendment also modifies the financial covenants requiring Phoenix not to exceed certain average borrowed funds to EBITDA ratios and cash flow coverage ratios.

     This summary of the Amendment and the Overline Credit Note executed pursuant thereto are qualified in their entirety by reference to the full text of the Amendment and the Note which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Third Amended and Restated Revolving Credit and Term Loan Agreement Amendment Number 1 dated as of February 1, 2005 between Phoenix Footwear Group, Inc. and Manufacturers and Traders Trust Company

10.2	$4,000,000 Overline Credit Note dated February 1, 2005 by Phoenix Footwear Group, Inc. in favor of Manufacturers and Traders Trust Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: February 1, 2005	By:	/s/ Kenneth E. Wolf
		Name:	Kenneth E. Wolf
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Third Amended and Restated Revolving Credit and Term Loan Agreement Amendment Number 1 dated as of February 1, 2005 between Phoenix Footwear Group, Inc. and Manufacturers and Traders Trust Company

10.2	$4,000,000 Overline Credit Note dated February 1, 2005 by Phoenix Footwear Group, Inc. in favor of Manufacturers and Traders Trust Company